Exhibit 99.1

Davenport Infrastructure & Basic Industries Conference March 3, 2011

Forward-Looking Statement Certain statements provided in this presentation, including those that express a belief, expectation or intention and those that are not of historical fact, are “forward-looking statements” within the meaning of Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934. These statements involve a number of risks and uncertainties and are intended to qualify for the safe harbors from liability established by the Private Securities Litigation Reform Act of 1995. These risks and uncertainties may cause actual results to differ materially from expected results and are described in detail in filings made by U.S. Concrete, Inc. (the “Company”) with the Securities and Exchange Commission, including the Company’s Annual Report on Form 10-K for the year ended December 31, 2009 and subsequent Quarterly Reports on Form 10-Q. The forward-looking statements speak only as of the date of this presentation. Investors are cautioned not to rely unduly on them. Many of these forward-looking statements are based on expectations and assumptions about future events that may prove to be inaccurate. The Company’s management considers these expectations and assumptions to be reasonable, but they are inherently subject to significant business, economic, competitive, regulatory and other risks, contingencies and uncertainties, most of which are difficult to predict and many of which are beyond the Company’s control. The Company undertakes no obligation to update these statements unless required by applicable securities laws.Also, this presentation will contain various financial measures not in conformity with generally accepted accounting principles (“GAAP”).  A reconciliation to the most comparable GAAP financial measure can be found at the end of this presentation.

Company Overview

Company Overview  Top 10 Producer of Ready Mixed Concrete in the U.S.  Ready mixed concrete 3.8 million cubic yards in 2010 102 fixed concrete and 11 portable plants Leading market position in 4 regions Precast products Seven production facilities Serving 3 states Aggregate business 7 producing aggregate facilities 2 of 7 aggregate facilities leased to third parties

Revenue by Business Segment 2010 Revenue 2009 Revenue $57  $56  $428 Ready-Mix  Precast $400
Note:  Ready-Mix revenue net of intersegment sales

Broad Geographic Footprint FIXED READY-MIXED PRECAST AGGREGATES San Francisco San Jose Headquarters

Quality Asset Base113 ready mixed concrete plants producing 3.8 million cubic yards of concrete 7 aggregate quarries with 76 million tons of estimated reserves 7 pre-cast concrete plants generating $56 million in annual revenue 800+ ready-mixed concrete trucks 1,232 other vehicles $29 million book value of owned real estate

Annual Revenue and Mix Trend Ready-Mixed Only Consolidated Revenue Note:  2005 – 2007 includes Michigan revenue 2006 2008 2009 2007 2010  $    685.4  $    485.4 $    455.7 2005 $900.0 $800.0 $700.0 $600.0 $500.0 $400.0 $300.0 $200.0 $100.0        $    525.6 $    728.5 $    803.8 Commercial   Residential                      Public Works 2005           45.9%           50.4%           3.7%      100% 90% 80% 70% 60% 50% 40% 30% 20% 10% 0% 2006           50.5%           42.2%           7.3% 2007           49.1%           35.0%           16.0% 2008           54.7%           26.0%           19.3% 2009           54.7%           18.9%           26.4% 2010           53.0%           19.5%           27.5%

Industry Overview

Large, Fragmented Market Concrete Products Market Size Over $43.2 billion in annual revenue More than 2,300 independent ready-mixed concrete producers More than 3,500 precast concrete manufacturers Increasing vertical integration among cement, aggregates and concrete producers Source: National Ready-Mixed Concrete Association and National Precast Concrete Association ($ in billions) $60.0 $40.0 $20.0 $0.0 Pre-Cast Ready Mixed $24.7 $18.5

Route to Market

Ready mixed concrete and concrete products are the principle route to market for both cement and aggregates



CEMENTITIOUS
Cement
Blended cement
Fly-ash
Slag
AGGREGATES
Inland Agg.
Marine Agg.
BITUMEN
5%
75%
15%
5%
2%
22%
36%
15%
25%
MORTAR
MORTAR MIX
QUIKRETE
READY MIX
CONCRETE PRODUCTS
ASPHALT + CONSTRUCTION SERVICES
CUSTOMERS
Home Builders
General Contractors / Self Builders
Merchants/DIY
Civil Engineering Contractors
Local Authorities / Highway Agency
% Indicates amount of volume moved through each product

11

Ready-Mixed Concrete End Use Markets Commercial and industrial sectors generate higher margins Streets and highways often self-performed by construction companies
Total U.S. Market Residential 13% Commercial & Industrial 14% Street, Highway & Other Public Works 73% Source:  2010 McGraw-Hill Construction Data

Economic Conditions and Forecast

Construction Outlook The outlook for the US construction industry and consequent demand for concrete will be shaped by public policy action in the short-term.
The US construction industry is expected to produce year-over-year growth for the first time since 2006; total US construction starts are forecasted to increase 3% in 2010 to a dollar value of $432.0 billion after declining approximately 25% in 2009.Although 2010 construction starts were projected to grow from their 2009 level, on a dollar value basis, they remain 37% below their 2006 peak of $689.0 billion. Total U.S. Construction Starts Growth (YOY % Growth) Total U.S. Construction Starts ($ in billions) Source:  McGraw-Hill 2010 Construction Outlook 2005           13% 2006           3% 2007           -7% 2008           -13%
2009           -25% 2010           3% 2005           $670 2006           $690 2007           $641 2008           $555 2009           $419 2010           $432 15% 10% 0% -5% -10% -15% -20% -25% -30% 2005 2006 2007 2008 2009 2010 $800 $700 $600 $500 $400 $300 $200 $100 $0

Residential Demand Number of Starts 2005           1,719           354 2006           1,474           338 2007           1,038           306 2008           617           282 2009           440           113
2010           476           126 2011           492           155 2012           690           190 2013           945           240 2014           1,175           325 2015           1,236           355 2,500 2,000 1,500 1,000, 500 0  Single Family Multi-Family 6.3% (12.6%) (26.0%) (33.1%) (39.0%) 8.9% 7.5% 36.0% 34.7% 26.6% 6.1%
Note: PCA Fall 2010

Commercial Demand Metric Tons of Cement 2009           6,092 2010           4,503 2011           4,266 2012           4,372 2013           5,766 2014           8,863 2015           12,620 (26.1%)
(5.3%) 2.5% 31.9% 53.7% 42.4% 14,000 12,000 10,000 8,000 6,000 4,000 2,000 0 (000's) Note: PCA Fall 2010

Public Construction Demand Metric Tons of Cement 2009           35,770 2010           36,495 2011           36,590 2012           35,375 2013           39,230 2014           45,302 2015           50,277 2009           $35,770.0 2010           $36,495.0  2011           $36,590.0 2012           $35,375.0 2013           $39,230.0 2014           $45,302.0 2015           $50,277.0  (000's) 60,000 50,000 40,000 30,000 20,000 10,000 0

Company Strategy and Focus

Strategic Plan - Key Elements Market and Customer Segmentation Reposition existing customer and product mix Promote value-added products Change the “point-of-sale” Pursue sustainable construction market
Maximize Operational Excellence Be a low cost operator Provide outstanding customer service Eliminate waste and inefficiencies Exploit systems and technology advantage Evaluate Assets, Business Units and Opportunities
Long-term market demand conditions Customer mix versus market demand Vertically integrated competition ROI and capital requirements

Our Focus Today Continue to aggressively manage through current economic cycle Closely monitor liquidity Limit capital spending to internally generated cash flow Evaluate assets, business units and opportunities
Ensure assets are delivering appropriate returns Develop plan to improve underperforming operations Stick to our knitting Maximize value of our existing operations Focus on value-added products, customer service and operating efficiency Pursue Strategic Development Opportunities Look to businesses that enhance existing position, such as aggregates Utilize creative structures to limit capital investment required

Financial Summary

Performance Summary analysis Volume and Price Trend Revenue, EBITDA and Margin Trend Volume                      ASP 2008            5,674                       $96.19 2009            3,948                       $96.38 2010            3,805                       $92.54
2008            $685.4                       $41.1                      6.0% 2009            $485.4                       $16.7                      3.4% 2010            $455.7                       $12.5                      2.7% 6,000 5,000 4,000 3,000 2,000 1,000 Down 32.9%
Down 3.8 % Down 33.5% Down 330 BP Down 69.6% $800.0 $700.0 $600.0 $500.0 $400.0 $300.0 $200.0 $100.0 $97.00 $96.00 $95.00 $94.00 $93.00 $92.00 $91.00 $90.00
Revenue EBITDA % margin 8.0% 7.0% 6.0% 5.0% 4.0% 3.0% 2.0% 1.0%

2010 Highlights Restructuring of balance sheet completed with long-term debt reduced by $243.0 million Ready-mixed and precast backlog increased significantly from 2009 yearend Relatively stable raw material spread 44.2% Average sales price appears to be stabilizing 4th quarter 2010 revenues up 3.3% over prior year on an 8.6% increase in ready-mixed volume

Condensed consolidated Balance sheet December 31, 2010           December 31, 2009 (in thousands)                                           (unaudited) ASSETS Cash                       $5,290                                 $4,229
Other current assets                                            118,127                                 124,360 Property, plant and equipment, net                                                                            138,757                                 239,917 Goodwill and other assets                                                       13,224                                 20,654 Total assets                                 $275,398                                 $389,160 LIABILITY
Current liabilities                                            $85,199                                 $94,108 Long-term debt, net of current maturities                                                                                      52,370                                 288,669 Other long-term liabilities                                                       12,165                                 16,574 Equity and noncontrolling interest                                                                            125,664                                 (10,191) Total liabilities and equity                                                       $275,398                                 $389,160
Liquidity Summary December 31, 2010           September 30, 2010 Remaining Revolver Capacity                                                                 $30.6                                 $34.0 Cash                       5.3                       4.6 Note:  Total liquidity expected to decline during 1Q2011.

Trend in Average Selling Prices % Change Versus Prior Year Comparable Period Pricing appears to be stabilizing Oct-09 2.0%
Nov-09 -1.7% Dec-09 -2.4% Jan-10 -7.5% Feb-10 -1.1% Mar-10 -5.5% Apr-10 -5.5% May-10 -2.7% Jun-10 -5.1% Jul-10 -5.6% Aug-10 -5.6% Sep-10 -2.9% Oct-10 -2.7% Nov-10 1.4% Dec-10 -1.0% Jan-11 0.8%
4.0% 2.0% 0.0% -2.0% -4.0% -6.0% -8.0%

Percent Change in Backlog Versus Prior Year Period JAN           -28.8%  40.0% 30.0% 20.0% 10.0% 0.0% -40.0% -30.0% -20.0% -10.0% FEB           -23.7% MAR
-26.2% APR           -30.0% MAY           -21.6% JUN           -15.5% JUL           -20.2%AUG           -20.6% SEP           -23.4% OCT           -23.5% NOV           -21.2% DEC
 -14.9% JAN           -10.0% FEB           -3.9% MAR           4.5% APR           28.8% MAY           15.2% JUN           10.3%JUL           10.8% AUG           9.7% SEP           11.8% OCT           15.3% NOV           21.2% DEC           27.6%
Percent Change in Backlog Versus Prior Year Period JUN           -15.5% JUL           -20.2%
AUG           -20.6% SEP           -23.4% OCT           -23.5% NOV           -21.2% DEC           -14.9% JAN           -10.0% FEB           -3.9% MAR           4.5% APR           28.8% MAY           15.2%
JUN           10.3% JUL           10.8% AUG           9.7% SEP           11.8% OCT           15.3% NOV           21.2% DEC           27.6% 40.0% 30.0% 20.0% 10.0% 0.0% -10.0% -20.0% -30.0% -40.0%

Key Investment Highlights  Poised to benefit from rebound in construction activity Experienced management team lead by industry veterans throughout the organization Solid financial condition with recapitalized balance sheet
High quality assets with significant market share located in attractive markets Strategic customer of vertically integrated cement producers due to volume

Disclosure of Non-GAAP Financial Measures U.S. CONCRETE, INC. ADDITIONAL STATISTICS (In thousands, unless otherwise noted; unaudited)
 We report our financial results in accordance with generally accepted accounting principles in the United States (“GAAP”). However, our management believes that certain non-GAAP performance measures and ratios, which our management uses in managing our business, may provide users of this financial information additional meaningful comparisons between current results and results in prior operating periods. See the table below for presentations of our adjusted EBITDA and adjusted EBITDA margin for the years 2008, 2009, and 2010. We define adjusted EBITDA as our net income (loss) from continuing operations plus the provision (benefit) for income taxes, net interest expense, reorganization costs, noncash impairments, depreciation, depletion and amortization. We define adjusted EBITDA margin as the amount determined by dividing adjusted EBITDA by total sales.  We have included adjusted EBITDA and adjusted EBITDA margin in the accompanying tables because they are often used by investors for valuation and for comparing our financial performance with the performance of other building material companies. We also use adjusted EBITDA to monitor and compare the financial performance of our operations. Adjusted EBITDA does not give effect to the cash we must use to service our debt or pay our income taxes and thus does not reflect the funds actually available for capital expenditures.  In addition, our presentation of adjusted EBITDA may not be comparable to similarly titled measures other companies report. Non-GAAP financial measures should be viewed in addition to, and not as an alternative for, our reported operating results or cash flow from operations or any other measure of performance prepared in accordance with GAAP.

Disclosure Non-GAAP Financial Measures U.S. Concrete, Inc. and Subsidaries Reconciliation of Net Income (Loss) to Adjusted EBITDA
(amount in thousands)                                                       Year                            Year                            Year Ended                            Ended                            Ended 31-Dec-10                                         31-Dec-09                                         31-Dec-08
 Adjusted EBITDA reconciliation:  Net loss attributable to stockholders                                                                                                                          $19,294($78,354)($129,202) Income tax expense (benefit)         628                             (315) (19,758)  Interest expense, net                     21,223 25,941 26,470   Goodwill and other asset impairments                 - 47,595 138,168  Depreciation, depletion and amortization 23,744 26,325 25,446
   Derivative income               (996)                                          - -  Gain on purchase of senior notes             -                             (7,406)  Reorganization Items           (59,191)                                          - -
        Reorganization items included in SG&A expenses 7,790 - -
        Non-cash loss on sale of Sacramento assets - 2,954 -
                Adjusted EBITDA      $12,492                                         $16,740$41,124
Adjusted EBITDA margin     2.7%                            3.4%                            6.0%

Davenport Infrastructure &
Basic Industries Conference
March 3, 2011